Supplement dated November 5, 2012

to the Class A and Class C Shares Prospectus

for Principal Funds, Inc.

dated June 13, 2012

(as supplemented on August 8, 2012 and September 14, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

The Related Performance of the Sub-Advisor information has been updated; substitute this information for that found in the Prospectus dated June 13, 2012.

APPENDIX B – RELATED PERFORMANCE OF THE SUB-ADVISOR

Edge Asset Management, Inc. ("Edge") is the sub-advisor for the Small-MidCap Dividend Income Fund (the "Fund"). The Fund has limited historical performance. Therefore, the Fund provides you with the following Performance Results table that shows the performance results of Edge's Small Mid-Cap Value Composite as well as the performance of the Russell 2500 Value Index, a broad-based securities market index comparable to Edge's composite.

Edge's composite consists of historical information about all client accounts Edge manages that have investment objectives, policies, and strategies similar to those of the Fund. The composite is provided to illustrate Edge's past performance in managing accounts with investment objectives and strategies similar to those of the Fund. The composite does not represent the performance of the Fund. Edge's composite is provided for time periods during which the Fund did not exist and, therefore, had no performance.

Edge computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies similar to those of the Fund. Edge’s composite performance results are net all fees and expenses incurred by any client account in the composite. If Edge's composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would change. Although the Fund and the client accounts comprising the Edge composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the Fund’s future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.

The client accounts in Edge’s composite can change from time-to-time. Some of the accounts included in the Edge composite may not be mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.

Portions of the information below are based on data supplied by Edge and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.

The effect of taxes is not reflected in the composite performance information below because the effect would depend on each client's tax status.

Current performance of the Edge composite may be lower or higher than the performance data shown below.

PERFORMANCE RESULTS

	Average Annual Total Returns
	(through September 30, 2012)
	YTD	1 YR	3 YR	Life of Fund
Small-MidCap Dividend Income Fund (commenced operations June 6, 2011)
Class C Return Before Taxes	10.83%	27.94%	N/A	7.42%
Class C Return After Taxes and Distributions	9.93%	26.58%	N/A	6.33%
Class C Return After Taxes and Distributions and Sale of Fund Shares	7.02%	18.31%	N/A	5.72%
Edge Small Mid-Cap Value Composite			16.55%
Russell 2500 Value Index	14.47%	32.15%	13.05%	5.63%

The returns for Class C shares are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on June 6, 2011.

In the table above, “N/A” means not available.

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